POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General
Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ DOUGLAS N. DAFT
                                        ------------------------------------
                                        Chairman of the Board,
                                        Chief Executive Officer and Director
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General
Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ GARY P. FAYARD
                                        ---------------------------------
                                        Senior Vice President
                                        and Chief Financial Officer
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS
N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ CONNIE D. MCDANIEL
                                        ----------------------------------
                                        Vice President and Controller
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ HERBERT A. ALLEN
                                        ---------------------------------
                                        Director
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ RONALD W. ALLEN
                                        -------------------------------
                                        Director
                                        The Coca-Cola Company



<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ CATHLEEN P. BLACK
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company



<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.




                                        /s/ WARREN E. BUFFETT
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company



<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.




                                        /s/ SUSAN B. KING
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company



<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.




                                        /s/ DONALD F. MCHENRY
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ SAM NUNN
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ PAUL F. OREFFICE
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ JAMES D. ROBINSON III
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company



<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.


                                        /s/ PETER V. UEBERRROTH
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company


<BR>
                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2000 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 2001.




                                         /s/ JAMES B. WILLIAMS
                                        --------------------------------
                                        Director
                                        The Coca-Cola Company